UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 29, 2016
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive, Madison, Wisconsin 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 29, 2016, we convened our special in lieu of annual meeting of stockholders (the “Meeting”) at our offices in Madison, Wisconsin. A total of 5,022,240 shares of our common stock outstanding as of May 25, 2016, the record date for the Meeting, were eligible to receive notice of and vote at the Meeting. A quorum of stockholders holding at least 2,511,121 shares were present, voting in person or by proxy.

Six proposals were identified in the notice of meeting and proxy statement for stockholder approval:

Proposal No.1 – Election of Director

Our incumbent Class II director, James Caruso, was nominated for a three-year term. The voting was as follows:

Nominee	For	Withheld	Broker Non-Votes
James V. Caruso	1,141,565	3,352	2,647,544

James Caruso was elected to a three-year term.

Proposal No. 2 – Approval of the Increase of Shares of Common Stock Available for Issuance Under Our 2015 Stock Incentive Plan

We requested approval of an amendment to our 2015 Stock Incentive Plan (the “Plan), to increase the number of shares of common stock available for issuance under the Plan by 350,000. The voting was as follows:

For	Against	Abstain	Broker Non-Votes
1,091,621	50,969	2,327	2,647,544

The stockholders approved the Amendment to our 2015 Stock Incentive Plan to increase the number of shares of common stock available to be issued under the plan by 350,000. As a result of the approval of the increase in shares issuable under the Plan, a prohibition on the exercise of options granted to officers on May 12, 2016 terminated and the options, to the extent vested became exercisable. Those grants, as previously reported, included the following:

Individual	Number of Shares	Vesting Period	Exercise Price
James Caruso	200,000	Quarterly over 3 years	$1.48
Jamey Weichert	40,000	Quarterly over 3 years	$1.48
Chad Kolean	50,000	Quarterly over 3 years	$1.48

Proposal No. 3 – Ratification of Appointment of our Independent Registered Public Accounting Firm

We requested ratification of the appointment by the Audit Committee of our Board of Directors of Grant Thornton LLP to be our independent registered public accounting firm. The voting was as follows:

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For	Against	Abstain	Broker Non-Votes
3,703,478	5,588	83,394	-0-

The stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accounting firm for 2016.

Proposal No. 4 – Approval of the Issuance of Certain Warrants to Purchase Shares of Our Common Stock in Accordance with Nasdaq Role 5635(D)

We requested our stockholders approve the issuance of warrants to purchase 300,006 shares of our common stock, in accordance with Nasdaq Rule 5635(d). The voting was as follows:

For	Against	Abstain	Broker Non-Votes
1,123,047	17,426	4,444	2,647,544

The stockholders approved the issuance of the warrants, in accordance with Nasdaq Rule 5635(d).

Proposal No. 5 – Approval of the Issuance of Shares of Our Series Z Convertible Preferred Stock and the Issuance of the Shares of Our Common Stock Issuable Upon Conversion Thereof, in Accordance with Nasdaq Role 5635(D)

This proposal, to approve the issuance of shares of a series of our convertible preferred stock (and the issuance of shares of our common stock upon conversion of the convertible preferred stock) in exchange for the Series B Warrants issued in October 2015, was not acted upon, having been made moot by the exercise of all Series B Warrants in full during June 2016 after the distribution of our notice of meeting and proxy statement.

Proposal No. 6 – Approval of Adjournment of Special Meeting, If Necessary, to Seek Additional Proxies

This proposal was rendered moot by the presence of a quorum of stockholders at the meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2016	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

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